1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

                                                                      Exhibit 21
                                                                          Page 1

Country: Antigua and Barbuda
The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina
Marriott Argentina S.A.

Country: Aruba
Aruba Marriott Resort & Stellaris Casino
Cooperative Vereniging Marriott Vacation Club International of Aruba Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV
Plant Hotel N.V. (Joint Venture)

Country: Australia
158 Ferny Avenue Holdings I Pty Limited
158 Ferny Avenue Holdings II Pty Limited
158 Ferny Avenue Ownership PTY Limited
30 Pitt Street Pty Limited
Lonex Pty Limited - (Joint Venture)
Marriott International Hotels, Inc. (Australia Branch)
Marriott International Management Company B.V. (Australian Branch) Mirmar Hotels Pty Limited
Ramada International Management Company B.V. (Australian Branch)
Renaissance Services B.V. (Australian Branch)

Country: Austria
Design Center Linz Betriebsgesellschaft mbH (Joint Venture)
Marriott Hotel-Betriebsgesellschaft, m.b.H
Marriott Vacation Club
Marriott Vacation Club Timesharing GmbH

Country: Bahamas
Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited

Country: Belgium
Marriott Hotels International B.V. (Belgium Branch)
Renaissance Hotels International B.V. (Belgium Branch)
Renaissance Hotels International, S.A.

Country: Bermuda
CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Lodging, Ltd.
Marriott International Services, Ltd.
Ramada International Lodging, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Brazil
Alameda Santos Hotelaria Ltda.
Brasil Sales Office Ltda.
Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
MRS Holding Company Ltda.
Operadora Rio de Janeiro Marriott Ltda.
Operadora Sao Paulo Renaissance Ltda.
Ramada Management Company - Brazil 1, Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda
Sao Paulo Alphaville Marriott Ltda.

Country: Canada
Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
Ramada Franchise Canada Inc.
Renaissance Hotels Canada Limited
The Ritz-Carlton Hotel Company of Canada, Ltd.
The Ritz-Carlton Hotel Company Ontario, Ltd.
Toronto Hotel Land Holding Ltd.

Country: Cayman Islands
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile
Hoteles de Chile S.A. (Joint Venture)
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
MORI Chile S.A.
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Country: Costa Rica
Hotelera Cali, S.A. (Joint Venture)
Marina de Herradura, S.A. (Joint Venture)

Country: Czech Republic
Gestin AG (Joint Venture)
Marriott International Hotels, Inc. (Czech Branch)
Penta Hotel Management GmbH (Czech Branch)

Country: Denmark
Hotelinvest Kalvebod A/S - (Joint Venture)
Marriott Hotels Denmark A/S

Country: Ecuador
Amazonas H.O.T. S.A. (Joint Venture)
Marriott International Hotels, Inc. (Ecuador Branch)

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Egypt
Marriott Hotels International (Taba Heights) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott International Management Company B.V. (Egypt Branch)
Marriott Mirage City Management Inc. (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
The Ritz-Carlton Hotel Company of Egypt S.A.E.

Country: France
Marriott de Gestion Hoteliere, S.A.R.L.
Marriott Finance SAS
Marriott Financial Holdings SAS
MVCI France SAS
MVCI Holidays France SAS
Ramcap S.A.R.L.
Roissy CYBM SAS
Roissy Hotels S.A.R.L.

Country: Germany
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Middle Ring Properties GmbH Hotelbetriebsgesellschaft
Muenchen Marriott Hotelmanagement GmbH
MVCI Holidays GmbH
Penta Hotel Managementgesellchaft mbH
Teltow Ramada Hotel - Gesellschaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece
Marriott Hotels Hellas, S.A.
Oceanic Special Shipping Company Incorporated

Country: Guam
Guam TAC 2003-1 LLC
International Hotel Licensing Company S.a.r.l. (Guam Branch)
Marriott Hotels International B.V. (Guam Branch)

Country: Honduras
Marriott De Honduras, Sociedad de Responsabilidad Limitada

Country: Hong Kong
Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development, LTD.
Marriott Properties (International) Limited
New World Hotels International (Macau) Limited
New World Hotels International Limited
Ramada China Hotels Limited

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Hong Kong
Ramada Pacific Limited
Renaissance Management Hong Kong Limited
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Hong Kong Branch) The Ritz-Carlton Limited

Country: India
Advani Hotels & Resorts (India) Limited
Marriott Catering Limited (India Branch)
Marriott Hotels India Private Limited

Country: Indonesia
P.T. Marriott International Indonesia
P.T. Renaissance International Indonesia
PT The Ritz-Carlton Indonesia

Country: Ireland
Marriott Hotels International B.V. (Ireland Branch)
MVCI Ireland Ltd.
MVCI Services Limited

Country: Italy
Marriott Hotel Holding GmbH (Milan Branch)
MVCI Holidays S.r.l.
Ramada Hotels International B.V. (Italy Branch)

Country: Jamaica
Jamaica Grande Limited - (Joint Venture)
The Ritz-Carlton Hotel Company of Jamaica Limited

Country: Japan
Marriott International Hotels, Inc. (Japan Branch)
Marriott Terminal Services, Company Ltd.
The Ritz-Carlton Hotel Company Sales and Marketing (Japan Branch)
The Ritz-Carlton Japan, Inc.

Country: Jersey, Channel Isla
Marriott European Holdings Limited - (Joint Venture)

Country: Jordan
Business Tourism Company LLC - (Joint Venture)
Marriott Hotels International B.V. (Jordan Branch)
Marriott International Hotels, Inc. (Jordan Branch)

Country: Kuwait
Kuwait National Hotel & Tourism Company - (Joint Venture)

Country: Lebanon
MVCI Lebanon, S.A.R.L.

Country: Liberia
New World Management Services Company Limited

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Luxembourg
IHLC Investment Company S.a r.l.
International Hotel Licensing Company S.a.r.l.
Marriott International Licensing Company, B.V.

Country: Malaysia
Marriott Asia Pacific Management Limited (Malaysia Branch)
New World Hotels International Corporation Limited (Malaysia Branch) Renaissance Hotels International, S.A. (Malaysia Branch)
Renaissance Services B.V. (Malaysia Branch)

Country: Malta
Renaissance Hotels International B.V. (Malta Branch)

Country: Mexico
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture) cia Hotelera Azteca, S.A. de C.V. (Hoteca) - (Joint Venture)
Elcrisa, S.A. de C.V.
Elcrisa, S.A. de C.V. - (Joint Venture)
Marriott Hotels, S.A. de C.V.
Marriott Mexicana S.A. de C.V.
Marriott Mexico City Partnership G.P. - (Joint Venture)
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A. de C.V.
Ramada International Association de Mexico, S.C.
Servimar, S.A. de C.V. - (Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands
Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Chester Eaton Properties B.V.
Diplomat Properties B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott European Ventures B.V.
Marriott Hotels International (Taba Heights) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penta Hotels N.V.
Ramada Hotels International B.V.
Ramada International Management Company B.V.
Renaissance Hotel Group N.V.
Renaissance Hotels International B.V.

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Netherlands
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.

Country: Netherlands Antilles
Costa Del Sol Development Company N.V.
Costa Del Sol Holdings LTD.
Diamant Hotel Investments N.V. - HPI
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Netherlands Antilles Corporation Company N.V.
New World Hotels International Corporation N.V.
Ramada International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Company N.V.
The Ritz-Carlton Hotel Company N.V.

Country: New Zealand
Marriott International Services Ltd. (New Zealand Branch)

Country: Peru
Marriott Peru S.A.C.

Country: Philippines
Porto Bello Cove Hotel Corporation
Porto Bello Cove Hotel Corporation - (Joint Venture)

Country: Poland
LIM Joint Venture Ltd.

Country: Portugal
Marriott Hotels International B.V. (Portugal Branch)

Country: Qatar
The Ritz-Carlton Hotel Company of Qatar Limited

Country: Romania
Marriott International Hotels, Inc. (Romania Branch)

Country: Russia
Intour Penta Ltd. - (Joint Venture)

Country: Saint Kitts and Nevi
Marriott St. Kitts Management Company, Inc.

1/13/03                   Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Singapore
Marriott Hotels Singapore Pte Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Singapore Branch)

Country: South Korea
Central Tourist Development Company, Ltd. - (Joint Venture)
Marriott Hotels International B.V. (Seoul Branch)
Namwoo Tourism Co., Ltd. - (Joint Venture)
Renaissance Hotels International B.V. (Korea Branch)
The Ritz-Carlton Hotel Company B.V. (South Korea, Seoul Branch)

Country: Spain
Marriott Catering Limited (Spain Branch)
Marriott Estepona Holdings S.L.
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Estepona Holidays, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andalluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L.

Country: Switzerland
International Hotel Licensing Company, S.a.r.l. (Switzerland Branch) Marriott (Switzerland) Liab Ltd.
Marriott Worldwide Payroll Gmbh

Country: Thailand
Maikhao Ownership (Thailand) Ltd.
Maikhao Vacation Villas Limited - (Joint Venture)
Marriott Hotels (Thailand) Limited
Marriott Hotels (Thailand) Limited (Bangkok Branch)
MVCI (Thailand) Limited
Royal Garden Development Limited - (Joint Venture)

Country: Trinidad and Tobago
Marriott Trinidad & Tobago Limited

Country: Turks and Caicos Isl
Ramada (Turks & Caicos) Ltd.
Renaissance Caribbean Limited (Turks & Caicos Branch)

Country: United Arab Emirates
Marriott Hotels and Catering (Holdings) Limited (United Arab Emirates Branch) Marriott Ownership Resorts, Inc. (MORI) (Dubai Branch)

Country: United Kingdom
Adachi Marriott European Partnership - (Joint Venture)
Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited

1/13/03                   Marriott International, Inc.
                 Foreign Subsidiaries - Country of Incorporation

Country: United Kingdom
Consolidated Supplies Limited
Financiere 47 Park Street Limited - (Joint Venture)
Fortyseven Park Street Limited - (Joint Venture)
Lomar Hotel Company Ltd.
Marriott Catering Limited
Marriott Development (UK), Ltd.
Marriott European Hotel Operating Company Limited - (Joint Venture) Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott Restaurants Limited
MGRC Management Limited
MGRC Marketing Limited
MVCI Europe Limited
MVCI Management (Europe) Limited
Rarework Limited - (Joint Venture)
Renaissance Services B.V. (United Kingdom Branch)
The Ritz-Carlton Hotel Limited

Country: Venezuela
Desarrollos Hotelco, C.A. - (Joint Venture)
Marriott Hotels International B.V. (Venezuela Branch)
Marriott International Capital Corporation (Venezuela Branch)

Country: Virgin Islands - BR
New World Hotels International Corporation Limited
New World Hotels Marketing Services Limited
Ramasia International Limited

Country: Western Somoa
Marriott Hotels Western Samoa Limited

1/13/03                   Marriott International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)

State: California
Rancho San Antonio Retirement Services, Inc., A California Non-profit Mutual Benefit Corporation

State: Colorado
Senior Living of Denver, LLC

State: Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
BG Operations, Inc.
BG Orland Park, LLC
Big Boy Properties, Inc.
Brooklyn Hotel Services, Inc.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, Inc.
Chicago Hotel Services, Inc.
City Center Annex Tenant Corporation
CNL Philadelphia Annex, LLC
Convention Center Holdings LLC
Corporate General, Inc.
Courtyard Annex, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Customer Survey Associates, Inc.
Desert Ridge Resort, LLC
Desert Springs Real Estate Corporation
Detroit CY Inc.
Detroit Hotel Services, Inc.
Detroit MHS, Inc.
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
Execustay Corporation
Fairfield FMC Corporation
Forum Group Payroll, Inc.
Forum-NGH, Inc.
Franchise System Holdings, Inc.
Hearthside of Crete, Inc.
Hearthside of Tinley Park, Inc.
Hearthside Operations, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
LLB Tenant Corporation

1/13/03                   Marriott International, Inc.
                 Domestic Subsidiaries - State of Incorporation
                                                                         Page 10

State: Delaware
Luxury Finance, LLC
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Braselton Corporation
Marriott College Food, L.L.C.
Marriott Continuing Care, LLC
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott Hotel Services, Inc.
Marriott Hotels of Panama, Inc.
Marriott Hurghada Management, Inc.
Marriott Information Services, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Kauai, Inc.
Marriott Lincolnshire Theatre Corporation
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mirage City Management, Inc.
Marriott Overseas Company, L.L.C.
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, Inc.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, Inc.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Senior Living Services, Inc.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott U.K. Holdings, Ltd.
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Properties of Florida, Inc.
Marriott Wardman Park Investment, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll Corp.
Marriott Worldwide Sales and Marketing, Inc.
Marriott's Desert Springs Development Corporation
Marriott's Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.

1/13/03                   Marriott International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Delaware
Meridian-Indianapolis, L.L.C.
MHS Guam, Inc.
MHSFR II, Inc.
MHSFR, Inc.
MI Bachelor Gulch, LLC
MI CBM Investor LLC
MI Distribution, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L. P.
MI Laguna, LLC
MI Member, LLC
MI Myrtle Beach, LLC
MI Procurement Holdings, LLC
MI Seattle, LLC
MI Tenant LLC
MI Tucson, LLC
MI Western Investment, LLC
MICC(California), LLC
Mid-Atlantic Specialty Restaurants, Inc.
MORI Residences, Inc.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MORI SPC V Corp.
MRC I Funding Corporation
MRWB, LLC
MSLS Investments 12, Inc.
MSLS Investments 17, Inc.
MSLS Investments 20, Inc.
MSLS Investments 22, Inc.
MSLS Investments, LLC
MSLS-MapleRidge, Inc.
MTMG Corporation
MTSC, INC.
Musicians, Inc.
MVCI International Holdings, Inc.
New York MHS, Inc.
New York Retirement Properties, Inc.
Newark SHS, LLC
North Drury Lane Productions, Inc.
Potomac Advertising, Inc.
Ramada Franchise Systems (Caribbean), Inc.
Ramada Garni Franchise Systems, Inc.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC-UK, Inc.
RCK Hawaii, LLC
REN Boston Hotel Management LLC

1/13/03                   Marriott International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Delaware
REN Boston LP
REN Hollywood, LLC
Renaissance Florida Hotel, Inc.
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Reservations, Inc.
Renaissance Services, Inc.
Residence Inn by Marriott, Inc.
RHG Finance Corporation
RHG Investments, Inc.
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC (Canada), Inc.
RHOC (Mexico), Inc.
RINA (International) Inc.
Ritz-Carlton (Virgin Islands), Inc.
Rock Lynnwood/Snohomish GenPar, Inc.
Rock Lynnwood/Snohomish Partners, L.P.
ROCK Partners, L.L.C.
RST4 Tenant LLC
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, Inc.
SF-Courtyard, LLC
Shady Grove Courtyard, Inc.
SHC Eastside II, L.L.C.
Sonoma Renaissance, LLC
SpringHill SMC Corporation
Square 369 Hotel Associates, LLC
Staffing Services, Inc.
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
The Ritz-Carlton Travel Company, L.L.C.
TownePlace Management Corporation
Two Flags Joint Venture LLC
Two Flags Subsidiary LLC
West Street Hotels, Inc.
Weststock Corporation

State: Florida
Marriott Resorts Title Company, Inc.
Redi-Medical Alert, Inc.

State: Georgia
The Dining Room Corporation

1/13/03                   Marriott International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Hawaii
F. L. Insurance Corporation
Marquis Insurance Corporation

State: Indiana
Forum Cupertino Lifecare, Inc.
Forum Lifecare, Inc.
National Guest Homes, LLC

State: Kansas
Kansas Hospitality Services, Inc.

State: Maryland
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.
Vanguard Charles Street, LLC
VCS, Inc.

State: Massachusetts
MI Hotels of Massachusetts, Inc.

State: Nevada
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.

State: New York
Marriott Home Care of New York, Inc.

State: Oregon
Synthetic American Fuel Enterprises Holdings, Inc.
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC

State: Puerto Rico
Fajardo, Puerto Rico J.W. Marriott Management, Inc.
Isla Verde, Puerto Rico Courtyard by Marriott Management, Inc.
MVCI Puerto Rico, Inc.
San Juan Hotel Investment Company, Inc.
The Ritz-Carlton Hotel Company San Juan, Inc.

State: South Carolina
Marriott Resorts Hospitality Corporation

State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.

1/13/03                   Marriott International, Inc.
                Domestic Subsidiaries - State of Incorporation

State: Texas
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Fireside Club (Non-profit)
The Gazebo Club (Non-profit)
The Laredo Club (Non-profit)
The Legacy Park Club

State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)

State: Virgin Islands (U.S.)
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

State: Virginia
Marriott Senior Living Insurance Services, Inc.

State: West Virginia
West Virginia Marriott Hotels, Inc.

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 15

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Alabama
Entity Name                             Assumed Name
-----------                             ------------
Forum-NGH, Inc.                         Galleria Oaks Guest Home
Marriott Ownership Resorts, Inc.        Marriott Vacation Club International (MVCI)

Arizona
Entity Name                             Assumed Name
-----------                             ------------
Courtyard Management Corporation        Chandler Courtyard by Marriott
Courtyard Management Corporation        Phoenix Mesa CbM, Camelback CbM, Phoenix
                                        Airport CbM, Scottsdale CbM, Tucson CbM
Courtyard Management Corporation        Phoenix MetroCenter CbM
Courtyard Management Corporation        Scottsdale Downtown Courtyard
Desert Ridge Resort, LLC                Wild Fire Golf Course
Fairfield FMC Corporation               Scottsdale Fairfield Inn by Marriott (FibM),
                                        Phoenix FibM, Flagstaff FibM
Forum-NGH, Inc.                         Village Oaks at Chandler
Forum-NGH, Inc.                         Village Oaks at Glendale
Forum-NGH, Inc.                         Village Oaks at Mesa
Marriott Hotel Services, Inc.           Marriott Camelback Inn Resort
Marriott International, Inc.            Mountain Shadows Resort, Mountain Shadows,
                                        Marriott's Mountain Shadows Resort
Marriott Ownership Resorts, Inc.        MVCI
Marriott Senior Living Services, Inc.   Brighton Gardens
Marriott Senior Living Services, Inc.   The Forum Pueblo Norte
Residence Inn by Marriott, Inc.         Flagstaff RI
Residence Inn by Marriott, Inc.         Phoenix Airport-Tempe RI
Residence Inn by Marriott, Inc.         Phoenix Residence Inn
Residence Inn by Marriott, Inc.         Scottsdale RI
Residence Inn by Marriott, Inc.         Tucson RI

Arkansas
Entity Name                             Assumed Name
-----------                             ------------
Courtyard Management Corporation        Little Rock CbM

California
Entity Name                             Assumed Name
-----------                             ------------
Courtyard Management Corporation        Courtyard by Marriott
Courtyard Management Corporation        Novato Courtyard by Marriott
Courtyard Management Corporation        Pleasant Hills Courtyard
Courtyard Management Corporation        San Francisco Oyster Point Courtyard
CTYD III Corporation                    Courtyard by Marriott
Fairfield FMC Corporation               Anaheim Fairfield Inn
Fairfield FMC Corporation               Buena Park FibM, Placentia FibM
Fairfield FMC Corporation               Rancho Cordova FibM, Ontario FibM
Marriott Hotel Services, Inc.           Anaheim Marriott
Marriott Hotel Services, Inc.           Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.           La Jolla Marriott Hotel
Marriott Hotel Services, Inc.           Los Angeles Airport Marriott, Newport
                                        Beach Marriott Hotel
Marriott Hotel Services, Inc.           Marriott's Desert Springs Resort and Spa
Marriott Hotel Services, Inc.           Monterey Marriott Hotel

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 16

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

California
Entity Name                               Assumed Name
-----------                               ------------
Marriott Hotel Services, Inc.             Napa Valley Marriott Hotel
Marriott Hotel Services, Inc.             Rancho Las Palmas Marriott Resort
Marriott Hotel Services, Inc.             Santa Clara Marriott Hotel
Marriott International, Inc.              Courtyard by Marriott
Marriott International, Inc.              Irvine Marriott Hotel Marriott
                                          International, Inc. La Jolla Marriott Hotel
Marriott International, Inc.              Los Angeles Airport Marriott
Marriott International, Inc.              Manhattan Beach Marriott
Marriott International, Inc.              San Diego Marriott Hotel Marina
Marriott Kauai Ownership Resorts, Inc.    (MVCI) Orange County
Marriott Kauai Ownership Resorts, Inc.    Marriott Vacation Club International (MVCI)
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  Marriott Vacation Club International (MVCI)
Marriott Resorts, Travel Company, Inc.    Marriott Vacation Club International (MVCI)
Marriott Senior Living Services, Inc.     Brighton Gardens
Marriott Senior Living Services, Inc.     Brighton Gardens Carlsbad
Marriott Senior Living Services, Inc.     Brighton Gardens Carmel Valley
Marriott Senior Living Services, Inc.     Brighton Gardens of Yorba Linda
Marriott Senior Living Services, Inc.     Brighton Gardens San Dimas
Marriott Senior Living Services, Inc.     Brighton Gardens Santa Rosa
Marriott Senior Living Services, Inc.     Brighton Gardens Villa Service
Marriott Senior Living Services, Inc.     Marriott's MapleRidge of Hemet
Marriott Senior Living Services, Inc.     Marriott's MapleRidge of Laguna Creek
Marriott Senior Living Services, Inc.     Villa Valencia
MSLS-MapleRidge, Inc.                     Marriott's MapleRidge of Palm Springs
Residence Inn by Marriott, Inc.           Anaheim RI, Fountain Valley RI, Irvine RI,
                                          Placentia RI, Costa Mesa RI
Residence Inn by Marriott, Inc.           Arcadia RI
Residence Inn by Marriott, Inc.           Bakersfield RI
Residence Inn by Marriott, Inc.           Beverly Hills RI
Residence Inn by Marriott, Inc.           Costa Mesa RI
Residence Inn by Marriott, Inc.           Fountain Valley RI
Residence Inn by Marriott, Inc.           Fremont RI
Residence Inn by Marriott, Inc.           Irvine RI
Residence Inn by Marriott, Inc.           Kearney Mesa RI
Residence Inn by Marriott, Inc.           La Jolla RI
Residence Inn by Marriott, Inc.           Long Beach RI
Residence Inn by Marriott, Inc.           Manhattan Beach RI
Residence Inn by Marriott, Inc.           MIRI Mesa Residence Inn
Residence Inn by Marriott, Inc.           Mountain View RI
Residence Inn by Marriott, Inc.           Placentia RI
Residence Inn by Marriott, Inc.           Pleasant Hills RI
Residence Inn by Marriott, Inc.           Rancho Bernardo RI
Residence Inn by Marriott, Inc.           Residence Inn Cypress
Residence Inn by Marriott, Inc.           Sacramento-Natomas RI
Residence Inn by Marriott, Inc.           San Jose RI
Residence Inn by Marriott, Inc.           San Jose RI
Residence Inn by Marriott, Inc.           San Mateo RI

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 17

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

California
Entity Name                               Assumed Name
-----------                               ------------
Residence Inn by Marriott, Inc.           San Ramon RI
Residence Inn by Marriott, Inc.           Silicon Valley I & II RI,
Residence Inn by Marriott, Inc.           Torrance RI

Colorado
Entity Name                                Assumed Name
-----------                               -------------
Courtyard Management Corporation          Denver Airport CbM, Boulder CbM, Denver SE CbM
Marriott Hotel Services, Inc.             Denver West Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.    MVCI
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts Sales Company, Inc.      Marriott Vacation Club International (MVCI)
Residence Inn by Marriott, Inc.           Boulder RI
Residence Inn by Marriott, Inc.           Colorado Springs RI
Residence Inn by Marriott, Inc.           Denver Downtown RI
Residence Inn by Marriott, Inc.           Denver South RI

Connecticut
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Norwalk CbM, Hartford CbM
Fairfield FMC Corporation                 Hartford Airport FibM (Windsor/Windsor Lock)
Marriott Hotel Services, Inc.             Stamford Marriott Hotel (Stamford & Rocky Hill)
Marriott Ownership Resorts, Inc.          MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens of Stamford
Marriott Senior Living Services, Inc.     Edgehill/Continuing Care Retirement Community of Greater
                                          Stamford, Inc.

Delaware
Entity Name                               Assumed Name
------------                              ------------
Courtyard Management Corporation          Wilmington CbM, (1102 West Street & 48 Geofry Drive)
Fairfield FMC Corporation                 Wilmington FibM
Marriott Ownership Resorts, Inc.          MVCI
Marriott Senior Living Services, Inc.     Stonegates
Residence Inn by Marriott, Inc.           Wilmington RI

District Of Columbia
Entity Name                               Assumed Name
-----------                               ------------
The Ritz-Carlton Hotel Company, L.L.C     The Fairfax Club

Florida
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Fairfield FMC Corporation                 Gainsville FibM
Fairfield FMC Corporation                 Miami West FibM, Winter Park FibM
Fairfield FMC Corporation                 Orlando International Drive FibM
Forum-NGH, Inc.                           Village Oaks at Conway
Forum-NGH, Inc.                           Village Oaks at Melbourne

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 18

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Florida
Entity Name                               Assumed Name
-----------                               ------------
Forum-NGH, Inc.                           Village Oaks at Orange Park
Forum-NGH, Inc.                           Village Oaks at Southpoint
Forum-NGH, Inc.                           Village Oaks at Tuskawalla
LLB Tenant Corporation                    Courtyard Cafe
LLB Tenant Corporation                    Courtyard Marriott Village At Lake Buena Vista
LLB Tenant Corporation                    Courtyard Pool Bar & Grille
LLB Tenant Corporation                    Fairfield Inn Cafe
LLB Tenant Corporation                    Fairfield Inn Pool Bar & Grille
LLB Tenant Corporation                    SpringHill Pool Bar & Grille
LLB Tenant Corporation                    Suite Seasons
LLB Tenant Corporation                    Village Grille
Marriott Continuing Care, LLC             Calusa Harbor
Marriott Hotel Services, Inc.             3030 Ocean
Marriott Hotel Services, Inc.             Cafe Waterside
Marriott Hotel Services, Inc.             Champions
Marriott Hotel Services, Inc.             Fort Lauderdale Marina, Tampa Airport
Marriott Hotel Services, Inc.             IL Terrazzo
Marriott Hotel Services, Inc.             Le Grande Blue
Marriott Hotel Services, Inc.             Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.             Miami International Airport Marriott
Marriott Hotel Services, Inc.             Riva Restaurant
Marriott Hotel Services, Inc.             SPA Waterside
Marriott Hotel Services, Inc.             Tampa Marriott Waterside
Marriott Hotel Services, Inc.             The Spa at Marriott's Harbor Beach Resort
Marriott Hotel Services, Inc.             The Spa Cafe
Marriott Hotel Services, Inc.             Tranquility
Marriott International, Inc.              Destinations by Marriott
Marriott International, Inc.              Hawk's Landing Steakhouse & Grille
Marriott International, Inc.              Tampa Marriott Waterside
Marriott Ownership Resorts, Inc.          Faldo Golf Institute by Marriott
Marriott Ownership Resorts, Inc.          Horizons by Marriott Vacation Club (HMVC)
Marriott Ownership Resorts, Inc.          International Golf Club
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens
Marriott Senior Living Services, Inc.     Brighton Gardens (in Boynton Beach)
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of Maitland
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of Venice
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of West Palm Beach
Marriott Senior Living Services, Inc.     Brighton Gardens of Boca Raton
Marriott Senior Living Services, Inc.     Brighton Gardens of Boynton Beach
Marriott Senior Living Services, Inc.     Brighton Gardens of Naples
Marriott Senior Living Services, Inc.     Brighton Gardens of Tampa
Marriott Senior Living Services, Inc.     Brighton Gardens Orlando Park
Marriott Senior Living Services, Inc.     Calusa Harbour

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 19

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Florida
Entity Name                               Assumed Name
-----------                               ------------
Marriott Senior Living Services, Inc.     Marriott Home Health Services
Marriott Senior Living Services, Inc.     Stratford Court (in Boca Raton, Palm Harbour)
Marriott Senior Living Services, Inc.     The Horizon Club (in Deerfield)
Renaissance Hotel Operating Company       Renaissance Orlando Resort
Residence Inn by Marriott, Inc.           Boca Raton RI
Residence Inn by Marriott, Inc.           Jacksonville RI
Residence Inn by Marriott, Inc.           Lake Buena Vista RI,
Residence Inn by Marriott, Inc.           Pensacola RI
Residence Inn by Marriott, Inc.           St. Petersburg RI
The Ritz-Carlton Hotel Company, L.L.C     Aria
The Ritz-Carlton Hotel Company, L.L.C     Lemonia
The Ritz-Carlton Hotel Company, L.L.C     Pool Side Grill
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton Golf Resort Naples
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C     The Sand Bar Grill

Georgia
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Executive Park CbM, Roswell CbM, Atlanta
                                          Perimeter CbM, Atlanta Airport CbM,
                                          Midtown CbM
Courtyard Management Corporation          Macon CbM, Atlanta Delk Road CbM, Augusta CbM
Courtyard Management Corporation          Peachtree Corners CbM, Atlanta Airport South CbM
Courtyard Management Corporation          Peachtree-Dunwoody CbM, Cumberland Center CbM,
                                          Gwinnett Mall CbM, Jimmy Carter CbM
Courtyard Management Corporation          Savannah CbM, Columbus CbM
Courtyard Management Corporation          Windy Hill CbM, Northlake CbM, Atlanta Airport South CbM,
                                          Atlanta Perimeter CbM, Atlanta Airport CbM
Fairfield FMC Corporation                 Atlanta Gwinnett Mall FibM, Atlanta Northlake FibM
Marriott Hotel Services, Inc.             Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.             Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens of Buckhead
Residence Inn by Marriott, Inc.           Atlanta Airport RI
Residence Inn by Marriott, Inc.           Atlanta Alpharetta RI
Residence Inn by Marriott, Inc.           Atlanta Buckhead RI
Residence Inn by Marriott, Inc.           Atlanta Midtown RI
Residence Inn by Marriott, Inc.           Atlanta Perimeter Mall RI

Hawaii
Entity Name                               Assumed Name
-----------                               ------------
Marriott Hotel Services, Inc.             J.W. Marriott Ihilani Resort & Spa
Marriott Hotel Services, Inc.             Kuhio Beach Grill
Marriott Hotel Services, Inc.             Marriott's Waiohai Beach Club
Marriott Hotel Services, Inc.             Maui Marriott Resort and Ocean Club

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 20

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Hawaii
Entity Name                               Assumed Name
-----------                               ------------
Marriott Hotel Services, Inc.             Waikiki Beach Hotel
Marriott International, Inc.              Maui Marriott Resort
Marriott International, Inc.              Waikiki Beach Hotel
Marriott International, Inc.              Waikiki Beach Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.    MVCI - Registration Number: 234405
Marriott Ownership Resorts, Inc.          Marriott's Waiohai Beach Resort
Marriott Ownership Resorts, Inc.          MVCI
MRWB, LLC                                 Waikiki Beach Hotel
MRWB, LLC                                 Waikiki Beach Marriott Resort
RCK Hawaii, LLC                           RCK Hawaii-Maui, LLC

Illinois
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Arlington Heights CbM, Arlington Heights South CbM,
                                          Chicago/Deerfield CbM, Chicago Downtown CbM
Courtyard Management Corporation          Chicago-Highland Park CbM, Chicago/Lincolnshire CbM, Glenview
                                          CbM, Naperville CbM
Courtyard Management Corporation          Oakbrook Terrace CbM, O'Hare CbM, Rockford CbM, Waukegan
                                          CbM, Wood Dale CbM
Courtyard Management Corporation          St. Charles Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Fairfield FMC Corporation                 Bloomington/Normal FibM, Chicago Lansing FibM, Glenview FibM,
                                          Peoria FibM, Rockford FibM, Willowbrook FibM
Marriott Hotel Services, Inc.             Chicago Deerfield Marriott Suites, Chicago Marriott Downtown
                                          Hotel, Chicago Marriott Oakbrook Hotel
Marriott Hotel Services, Inc.             Lincolnshire Catering
Marriott International, Inc.              Chicago Marriott O'Hare
Marriott Ownership Resorts, Inc.          HMVC
Marriott Ownership Resorts, Inc.          MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens at Orland Park
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of Prospect Heights & Burr Ridge
Renaissance Hotel Operating Company       Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, Inc.           Chicago Downtown RI
Residence Inn by Marriott, Inc.           Chicago Lombard RI
Residence Inn by Marriott, Inc.           Chicago O'Hare RI
Residence Inn by Marriott, Inc.           Deerfield RI

Indiana
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Fairfield FMC Corporation                 Fort Wayne FibM
Fairfield FMC Corporation                 Indianapolis Castleton FibM, Indianapolis Castelton FibM,
                                          Indianapolis College Park FibM
Forum-NGH, Inc.                           Village Oaks at Fort Wayne
Forum-NGH, Inc.                           Village Oaks at Greenwood
Meridian-Indianapolis, L.L.C.             Meridian Oaks Guest Home
Residence Inn by Marriott, Inc.           Fort Wayne RI

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 21

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Indiana
Entity Name                               Assumed Name
-----------                               ------------
Residence Inn by Marriott, Inc.           Indianapolis North RI

Iowa
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Des Moines/Clive CbM, Quad Cities CbM
Fairfield FMC Corporation                 Cedar Rapids FibM, Des Moines FibM

Kentucky
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Fairfield FMC Corporation                 Florence FibM, Louisville East FibM
Marriott Ownership Resorts, Inc.          HMVC
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI One
Marriott Resorts, Travel Company, Inc.    MVCI Two
Residence Inn by Marriott, Inc.           Louisville RI, Lexington RI

Louisiana
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Baton Rouge CbM
Courtyard Management Corporation          Courtyard by Marriott (Metarie, LA)
Renaissance Hotel Management Co.          Renaissance Pere Marquette Hotel
Residence Inn by Marriott, Inc.           Bossier City RI
SpringHill SMC Corporation                SpringHill Suites by Marriott

Maine
Entity Name                               Assumed Name
-----------                               ------------
Fairfield FMC Corporation                 Portland FibM
Marriott Resorts Title Company, Inc.      Marriott Resorts Title, Inc.

Maryland
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Marriott Hotel Services, Inc.             Bethesda Marriott Hotel, Washington, Gaithersburg
                                          Marriott Hotel
Marriott International, Inc.              Courtyard by Marriott
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Bedford Court
Marriott Senior Living Services, Inc.     Brighton Gardens of Friendship Heights
Residence Inn by Marriott, Inc.           Annapolis RI, Bethesda RI

Massachusetts
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Lowell CbM, Stoughton CbM, Milford CbM
Marriott Hotel Services, Inc.             Marriott Long Wharf

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 22

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Massachusetts
Entity Name                               Assumed Name
-----------                               ------------

Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Renaissance Hotel Operating Company       Renaissance Bedford Hotel
Residence Inn by Marriott, Inc.           Boston Tewksbury/Andover RI
Residence Inn by Marriott, Inc.           Boston-Westborough RI
Residence Inn by Marriott, Inc.           Cambridge Residence Inn by Marriott
Residence Inn by Marriott, Inc.           Danvers RI (aka/ Boston-North Shore)
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton Boston Common
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton, Boston

Michigan
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Dearborn CbM, Detroit Airport CbM, Livonia CbM, Warren CbM,
                                          Southfield CbM, Troy CbM
Courtyard Management Corporation          Detroit/Novi CbM
Courtyard Management Corporation          Southfield CbM, Livonia CbM, Warren CbM, Detroit Airport CbM,
                                          Dearborn CbM, Auburn Hills CbM
Courtyard Management Corporation          Troy CbM, Auburn Hills CbM
Detroit Hotel Services, Inc.              Detroit Marriott at Renaissance Center
Detroit MHS, Inc.                         Detroit Marriott At Renaissance Center
Fairfield FMC Corporation                 Detroit Airport FibM, Detroit Madison FibM, Detroit West FibM,
                                          Detroit Warren FibM, Kalamazoo FibM
Marriott Hotel Services, Inc.             Detroit Romulus Marriott Hotel, Detroit Metro Airport Marriott Hotel
Marriott International, Inc.              Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, Inc.           East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central RI
Residence Inn by Marriott, Inc.           Troy South RI, Southfield Michigan RI, Warren RI, Grand Rapids RI,
                                          Kalamazoo RI

Minnesota
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Eden Prairie CbM, Medota Heights CbM
Marriott Hotel Services, Inc.             Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.          HMVC
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Residence Inn by Marriott, Inc.           Eden Prairie RI

Missouri
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Creve Coeur CbM
Courtyard Management Corporation          Earth City CbM
Courtyard Management Corporation          Kansas City Airport CbM, St. Louis-Westport CbM
Courtyard Management Corporation          St. Louis CbM, South Kansas City CbM
CRTM17 Tenant Corporation                 St. Louis Airport Marriott Hotel
Fairfield FMC Corporation                 St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.             St. Louis Pavilion Marriott Hotel, St. Louis Airport Marriott, Kansas
                                          City Airport Marriott

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 23

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Missouri
Entity Name                               Assumed Name
-----------                               ------------
Marriott Hotel Services, Inc.             Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.          Big Time Tickets
Marriott Ownership Resorts, Inc.          HMVC
Residence Inn by Marriott, Inc.           St. Louis Chesterfield RI, St. Louis Galleria RI, St. Louis Westport RI
The Ritz-Carlton Hotel Company, L.L.C     Renaissance St. Louis Suites Hotel

Nebraska
Entity Name                               Assumed Name
-----------                               ------------
Marriott Ownership Resorts, Inc.          HMVC
Residence Inn by Marriott, Inc.           Omaha Central RI

Nevada
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Fairfield FMC Corporation                 Las Vegas FibM
Forum-NGH, Inc.                           Village Oaks at Las Vegas
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
MI Hotels of Las Vegas, Inc.              Courtyard by Marriott
MI Hotels of Las Vegas, Inc.              Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.              Residence Inn by Marriott
Residence Inn by Marriott, Inc.           Las Vegas Hughes Center
Residence Inn by Marriott, Inc.           Las Vegas RI

New Hampshire
Entity Name                               Assumed Name
-----------                               ------------
Fairfield FMC Corporation                 Merrimack Fairfield FibM
Marriott Hotel Services, Inc.             Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI

New Jersey
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Marriott Hotel Services, Inc.             Bridgewater Marriott Hotel
Marriott Hotel Services, Inc.             Glenpoint Marriott Hotel
Marriott Hotel Services, Inc.             Hanover Marriott Hotel
Marriott Hotel Services, Inc.             Marriott's Seaview Golf Resort
Marriott Hotel Services, Inc.             Newark Airport Marriott Hotel
Marriott Hotel Services, Inc.             Park Ridge Marriott Hotel
Marriott Hotel Services, Inc.             Princeton Marriott Hotel
Marriott Hotel Services, Inc.             Somerset Marriott Hotel
Marriott Hotel Services, Inc.             The Lafayette Yard Marriott Conference Hotel
Marriott Ownership Resorts, Inc.          HMVC

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 24

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

New Jersey
Entity Name                               Assumed Name
-----------                               ------------
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens of Edison
Marriott Senior Living Services, Inc.     Brighton Gardens of Middletown

New Mexico
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Residence Inn by Marriott, Inc.           Santa Fe RI, Albuquerque RI

New York
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Fishkill CbM, Poughkeepsie CbM, Rochester CbM, Rye CbM,
                                          Syracuse CbM, Tarrytown CbM
Courtyard Management Corporation          Midtown East Courtyard
Fairfield FMC Corporation                 Lancaster FibM, Syracuse FibM
Marriott Home Care of New York, Inc.      Brighton Gardens
Marriott Hotel Services, Inc.             Long Island Marriott Hotel, Westchester Marriott Hotel
Marriott Hotel Services, Inc.             New York Brooklyn Marriott
Marriott Hotel Services, Inc.             New York Marriott Financial Center Hotel
Marriott International, Inc.              Laguardia Marriott
Marriott International, Inc.              Marriott's Wind Watch Hotel and Golf Club, Long Island Marriott
                                          Hotel and Conference Center
Marriott International, Inc.              New York Marriott East Side
Marriott International, Inc.              New York Marriott Financial Center Hotel
Marriott International, Inc.              New York Marriott Marquis Hotel
Marriott International, Inc.              Westchester Marriott, New York Marriott Marquis
Marriott Kauai Ownership Resorts, Inc.    MVCI
Marriott Ownership Resorts, Inc.          HMVC
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  Horizons by Marriott Vacation Club
Marriott Senior Living Services, Inc.     Brighton Gardens
Residence Inn by Marriott, Inc.           East Syracuse RI
West Street Hotels, Inc.                  New York Marriott World Trade Center

North Carolina
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Charlotte Arrowood CbM
Courtyard Management Corporation          Charlotte South Park CbM, Charlotte University CbM
Courtyard Management Corporation          Fayetteville CbM, Greensboro CbM
Courtyard Management Corporation          Raleigh Airport CbM, Raleigh-Cary CbM, Raleigh CbM
Fairfield FMC Corporation                 Charlotte Airport FibM, Charlotte Northeast FibM
Fairfield FMC Corporation                 Greensboro Highpoint FibM, Durham FibM
Fairfield FMC Corporation                 Rocky Mount FibM, Fayetteville FibM, Raleigh
                                          Northeast FibM, Wilmington FibM

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 25

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

North Carolina
Entity Name                               Assumed Name
-----------                               ------------
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens of Raleigh
Marriott Senior Living Services, Inc.     Brighton Gardens of Winston-Salem
Residence Inn by Marriott, Inc.           Charlotte North RI
Residence Inn by Marriott, Inc.           Durham RI, Greensboro RI
Residence Inn by Marriott, Inc.           Raleigh RI,
Residence Inn by Marriott, Inc.           Winston-Salem RI

Ohio
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Blue Ash CbM, Dayton Mall CbM, Toledo CbM, Worthington CbM
Courtyard Management Corporation          Dublin CbM
Fairfield FMC Corporation                 Akron FIbM, Cincinnati Sharonville FibM, Cleveland Brook Park
                                          FibM, Cleveland Willoughby FibM
Fairfield FMC Corporation                 Cleveland Willoughby FibM
Fairfield FMC Corporation                 Columbus North & West FibM, Dayton FibM, Toledo Holland FibM
Marriott International, Inc.              Fairfield Inn
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Residence Inn by Marriott, Inc.           Akron RI, Blue Ash RI, Cincinnati North RI, Columbus East & North
                                          RI
Residence Inn by Marriott, Inc.           Dayton North & South RI, Dublin Ohio RI, Toledo RI

Oklahoma
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Oklahoma City CbM
Marriott Hotel Services, Inc.             Oklahoma City Marriott Hotel
Residence Inn by Marriott, Inc.           Oklahoma City RI

Oregon
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Portland CbM
Marriott Hotel Services, Inc.             Portland Marriott Hotel
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI

Pennsylvania
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Pittsburgh CbM
Courtyard Management Corporation          Willow Grove CbM, Pittsburgh CbM, Devon CbM, Valley Forge
                                          CbM, Philadelphia CbM
Fairfield FMC Corporation                 Pittsburgh/Warrendale FibM, Harrisburg West FibM
Marriott Hotel Services, Inc.             Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.             Philadelphia Marriott Hotel

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 26

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Pennsylvania
Entity Name                               Assumed Name
-----------                               ------------
Marriott Hotel Services, Inc.             Philadelphia Marriott West
Marriott Senior Living Services, Inc.     The Quadrangle (in Pennsylvania)
Residence Inn by Marriott, Inc.           Willow Grove RI, Philadelphia Airport RI, Greentree RI, Berwyn RI

Puerto Rico
Entity Name                               Assumed Name
-----------                               ------------
MVCI Puerto Rico, Inc.                    Marriott Vacation Club International

Rhode Island
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Middletown CbM
Marriott Ownership Resorts, Inc.          MVCI

South Carolina
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Columbia NW CbM
Fairfield FMC Corporation                 Greenville FibM, Hilton Head FibM
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Residence Inn by Marriott, Inc.           Columbia RI

Tennessee
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Nashville Airport CbM, Park Avenue, Memphis CbM, Memphis
                                          Airport CbM, Chattanooga CbM, Brentwood CbM (Expires
                                          3/23/2004)
Fairfield FMC Corporation                 Johnson City FibM, Jackson FibM, Chattanooga FibM
Marriott Hotel Services, Inc.             Nashville Airport Marriott Hotel
Marriott International, Inc.              Fairfield Inn
Marriott Ownership Resorts, Inc.          HMVC
Marriott Senior Living Services, Inc.     Brighton Gardens of Brentwood
Residence Inn by Marriott, Inc.           Maryland Farms RI, Memphis RI

Texas
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Addison/Quorum Courtyard
Courtyard Management Corporation          DFW Courtyard North
Courtyard Management Corporation          Las Colinas CbM, Dallas North Park CbM, Arlington CbM, San
                                          Antonio CbM
Courtyard Management Corporation          Plano CbM, Fort Worth CbM, Dallas Northeast CbM, Dallas
                                          Stemmons CbM
Courtyard Management Corporation          San Antonio Airport CbM, San Antonio Medical Center CbM,
                                          Bedford CbM, Addison CbM, LBJ @ Josey CbM
Fairfield FMC Corporation                 Arlington Fairfield Suites
Forum-NGH, Inc.                           Collin Oaks Guest Home
Forum-NGH, Inc.                           Duval Oaks Guest Home
Forum-NGH, Inc.                           Kinglsey Oaks Guest Home

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 27

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Texas
Entity Name                               Assumed Name
-----------                               ------------
Forum-NGH, Inc.                           Memorial Oaks Guest Home
Forum-NGH, Inc.                           Northwest Oaks Guest Home
Forum-NGH, Inc.                           Sugar Land Oaks Guest Home
Forum-NGH, Inc.                           Tanglewood Oaks Guest Home
Forum-NGH, Inc.                           Village Oaks at Cielo Vista, NGH/Marriott
Forum-NGH, Inc.                           Village Oaks at Farmers Branch
Forum-NGH, Inc.                           Village Oaks at Hollywood Park
Marriott Hotel Services, Inc.             Dallas Marriott Quorum, Houston Airport Marriott
Marriott Kauai Ownership Resorts, Inc.    MVCI
Marriott Ownership Resorts, Inc.          HMVC
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of Austin
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of San Antonio & Bexar County
Marriott Senior Living Services, Inc.     Brighton Gardens by Marriott of Tanglewood
Marriott Senior Living Services, Inc.     Brighton Gardens, (in Dallas County)
MSLS Investments 20, Inc.                 Champion Oaks Guest Home
National Guest Homes, LLC                 Marriott Senior Living Services
National Guest Homes, LLC                 NGH Assisted Living
Residence Inn by Marriott, Inc.           Dallas Central Expressway RI, Dallas Market Center RI, Houston
                                          Astrodome RI, Houston Clear Lake RI
Residence Inn by Marriott, Inc.           Houston Southwest RI, Las Colinas RI, Lubbock RI, Tyler RI
Residence Inn by Marriott, Inc.           San Antonio Residence Inn by Marriott (Bexar, Travis Counties)
SpringHill SMC Corporation                Arlington SpringHill Suites
TownePlace Management Corporation         Houston Clearlake Towneplace Suites

Utah
Entity Name                               Assumed Name
-----------                               ------------
Marriott Kauai Ownership Resorts, Inc.    MVCI
Marriott Ownership Resorts, Inc.          Marriott's Mountainside Resort
Marriott Ownership Resorts, Inc.          Marriott's Summit Watch Resort
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Brighton Gardens of Salt Lake
Residence Inn by Marriott, Inc.           Residence Inn at the Cottonwoods

Vermont
Entity Name                               Assumed Name
-----------                               ------------
Fairfield FMC Corporation                 Burlington Colchester FibM

Virginia
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Brookfield CbM
Courtyard Management Corporation          Courtyard by Marriott
Courtyard Management Corporation          Dulles South CbM, Rosslyn CbM
Courtyard Management Corporation          Dulles Town Center Courtyard by Marriott

1/13/03                     Assumed Names 10K Report
                                Domestic Entities
                                                                         Page 28

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Virginia
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Fairoaks CbM
Courtyard Management Corporation          Herndon CbM,
Courtyard Management Corporation          Manassas CbM, Charlottesville CbM
Courtyard Management Corporation          Richmond Innsbrook CbM (Henrico County)
Marriott Hotel Services, Inc.             Berry Hill Conference Center
Marriott Hotel Services, Inc.             Crystal City Marriott Hotel
Marriott Hotel Services, Inc.             Marriott's Westfields Conference Center
Marriott Hotel Services, Inc.             Westfield's Marriott
Marriott Hotel Services, Inc.             Westfields Golf Club (Fairfax file date)
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Marriott Resorts Hospitality Corporation  Tidewater's Sweets and Sundries
Marriott Resorts, Travel Company, Inc.    MVCI
Marriott Senior Living Services, Inc.     Belvoir Woods Health Care Center
Marriott Senior Living Services, Inc.     Brighton Gardens (in Virginia Beach)
Marriott Senior Living Services, Inc.     Brighton Gardens of Arlington
Marriott Senior Living Services, Inc.     The Colonnades
Marriott Senior Living Services, Inc.     The Fairfax
Residence Inn by Marriott, Inc.           Herndon RI
Residence Inn by Marriott, Inc.           Residence Inn Alexandria - Old Town
The Ritz-Carlton Hotel Company, L.L.C     The Ritz-Carlton, Tysons Corner

Washington
Entity Name                               Assumed Name
-----------                               ------------
Courtyard Management Corporation          Courtyard by Marriott
CTYD III Corporation                      Courtyard by Marriott
Marriott Ownership Resorts, Inc.          MVCI
Marriott Resorts Hospitality Corporation  MVCI
Residence Inn by Marriott, Inc.           Residence Inn Redmon
SpringHill SMC Corporation                Seattle Downtown SpringHill Suites
SpringHill SMC Corporation                Seattle South Renton SpringHill
TownePlace Management Corporation         Seattle South Renton TownePlace Suites

Wisconsin
Entity Name                               Assumed Name
-----------                               ------------
Fairfield FMC Corporation                 Milwaukee FibM, Madison FibM
Residence Inn by Marriott, Inc.           Green Bay RI